Ex 99.2

                               VECTREN CORPORATION
                            AND SUBSIDIARY COMPANIES

                        CONSOLIDATED STATEMENTS OF INCOME
                      (Millions, except per share amounts)
                                   (Unaudited)


                                                         Three Months
                                                        Ended March 31
                                                      -------------------
                                                        2005      2004
                                                      -------------------

OPERATING REVENUES:
    Gas utility                                       $ 516.7    $ 505.1
    Electric utility                                     94.7       88.8
    Energy services and other                            65.8       51.4
                                                      --------   --------
            Total operating revenues                    677.2      645.3
                                                      --------   --------

OPERATING EXPENSES:
    Cost of gas sold                                    370.9      365.6
    Fuel for electric generation                         26.9       22.9
    Purchased electric energy                             2.3        4.4
    Cost of energy services and other                    51.6       40.0
    Other operating                                      71.1       71.2
    Depreciation and amortization                        37.1       32.5
    Taxes other than income taxes                        22.1       22.7
                                                      --------   --------
            Total operating expenses                    582.0      559.3
                                                      --------   --------

OPERATING INCOME                                         95.2       86.0

OTHER INCOME (EXPENSE):
    Equity in earnings of unconsolidated affiliates       6.4       16.9
    Other - net                                           2.4       (3.1)
                                                      --------   --------
            Total other income                            8.8       13.8
                                                      --------   --------

INTEREST EXPENSE                                         20.1       19.3
                                                      --------   --------

INCOME BEFORE INCOME TAXES                               83.9       80.5

INCOME TAXES                                             27.8       25.7
                                                      --------   --------
NET INCOME                                            $  56.1    $  54.8
                                                      ========   ========


AVERAGE COMMON SHARES OUTSTANDING                        75.6       75.5
DILUTED COMMON SHARES OUTSTANDING                        76.1       75.8

EARNINGS PER SHARE OF COMMON STOCK

  BASIC                                               $  0.74    $  0.73
                                                      ========   ========

  DILUTED                                             $  0.74    $  0.72
                                                      ========   ========

                            VECTREN UTILITY HOLDINGS
                            AND SUBSIDIARY COMPANIES

                        CONSOLIDATED STATEMENTS OF INCOME
                      (Millions, except per share amounts)
                                   (Unaudited)


                                                                Three Months
                                                               Ended March 31
                                                            --------------------
                                                              2005       2004
                                                            --------------------

OPERATING REVENUES:
    Gas utility                                             $ 516.7     $ 505.1
    Electric utility                                           94.7        88.8
    Other                                                       0.2         0.3
                                                            --------    --------
            Total operating revenues                          611.6       594.2
                                                            --------    --------

OPERATING EXPENSES:
    Cost of gas sold                                          370.9       365.6
    Fuel for electric generation                               26.9        22.9
    Purchased electric energy                                   2.3         4.4
    Other operating                                            61.6        62.1
    Depreciation and amortization                              33.4        29.6
    Taxes other than income taxes                              21.8        22.3
                                                            --------    --------
            Total operating expenses                          516.9       506.9
                                                            --------    --------

OPERATING INCOME                                               94.7        87.3

OTHER INCOME (EXPENSE):
    Equity in earnings of unconsolidated affiliates               -         0.2
    Other - net                                                 2.2         1.9
                                                            --------    --------
            Total other income                                  2.2         2.1
                                                            --------    --------

INTEREST EXPENSE                                               16.9        17.0
                                                            --------    --------

INCOME BEFORE INCOME TAXES                                     80.0        72.4

INCOME TAXES                                                   31.9        27.7
                                                            --------    --------

NET INCOME                                                   $ 48.1      $ 44.7
                                                            ========    ========

                               VECTREN CORPORATION

                                   HIGHLIGHTS
                      (millions, except per share amounts)
                                   (Unaudited)


                                                              3 Months
                                                           Ended March 31
                                                          ----------------
                                                           2005      2004
                                                          ----------------

Reported Earnings:
        Utility Group                                     $ 48.1    $ 44.7

        Non-regulated Group
             Energy Marketing and Services                   6.0       7.0
             Mining                                          1.3       0.7
             Synfuels related                                3.1       2.9
                                                          -------   -------
                 Total Coal Mining                           4.4       3.6
             Utility Infrastructure Services                (1.0)     (0.6)
             Other Businesses                               (0.5)      0.6
                                                          -------   -------
             Total Non-regulated Group                       8.9      10.6

        Corporate and Other                                 (0.9)     (0.5)
                                                          -------   -------

        Vectren Consolidated                              $ 56.1    $ 54.8
                                                          =======   =======

                              VECTREN CORPORATION
                            AND SUBSIDIARY COMPANIES

                            SELECTED GAS DISTRIBUTION
                              OPERATING STATISTICS
                                   (Unaudited)

                                                            Three Months
                                                           Ended March 31
                                                      -----------------------
                                                        2005           2004
                                                      -----------------------
GAS OPERATING REVENUES (Millions):
     Residential                                      $ 348.5        $ 343.6
     Commercial                                         146.6          142.0
     Industrial                                          19.0           18.1
     Miscellaneous Revenue                                2.6            1.4
                                                      --------       --------
                                                      $ 516.7        $ 505.1
                                                      ========       ========

GAS MARGIN (Millions):
     Residential                                       $ 94.8         $ 91.7
     Commercial                                          32.9           31.5
     Industrial                                          15.6           14.9
     Miscellaneous                                        2.5            1.4
                                                      --------       --------
                                                      $ 145.8        $ 139.5
                                                      ========       ========

GAS SOLD & TRANSPORTED (MMDth):
     Residential                                         38.4           41.4
     Commercial                                          16.6           17.7
     Industrial                                          26.8           27.4
                                                      --------       --------
                                                         81.8           86.5
                                                      ========       ========

AVERAGE GAS CUSTOMERS
     Residential                                      900,419        891,575
     Commercial                                        84,263         83,220
     Industrial                                         1,616          1,565
                                                      --------       --------
                                                      986,298        976,360
                                                      ========       ========

YTD WEATHER  AS A PERCENT OF NORMAL:
    Heating Degree Days                                   93%            96%

                               VECTREN CORPORATION

                                SELECTED ELECTRIC
                              OPERATING STATISTICS
                                   (Unaudited)

                                                        3 Months
                                                     Ended March 31
                                              ---------------------------
                                               2005                 2004
                                              ------               ------
ELECTRIC OPERATING REVENUES (Millions):
     Residential                             $  28.4              $  27.3
     Commercial                                 20.3                 18.9
     Industrial                                 26.0                 24.9
     Municipals                                  5.6                  5.4
     Miscellaneous Revenue                       0.9                  3.6
                                             --------             --------
       Total Retail                             81.2                 80.1

     Net Wholesale Revenues                     13.5                  8.7
                                             --------             --------
                                             $  94.7              $  88.8
                                             ========             ========
ELECTRIC MARGIN (Millions):

     Residential                             $  22.1              $  21.2
     Commercial                                 15.0                 14.0
     Industrial                                 15.3                 14.5
     Municipals                                  3.3                  3.1
     Miscellaneous                               0.8                  1.7
                                             --------             --------
       Total Retail                             56.5                 54.5
                                             --------             --------
     Net Wholesale Margin                        9.0                  7.0
                                             --------             --------
                                             $  65.5              $  61.5
                                             ========             ========

ELECTRICITY SOLD (GWh):

     Residential                               362.3                376.0
     Commercial                                303.6                295.6
     Industrial                                618.9                622.6
     Municipals                                149.6                152.2
     Miscellaneous Sales                         4.8                 53.3
                                             --------             --------
       Total Retail                          1,439.2              1,499.7

     Wholesale                               1,064.0                511.3
                                             --------             --------
                                             2,503.2              2,011.0
                                             ========             ========


AVERAGE ELECTRIC CUSTOMERS

     Residential                             125,641              124,056
     Commercial                               18,627               17,090
     Industrial                                  106                  105
     All Others                                   55                   54
                                             --------             --------
                                             144,429              141,305
                                             ========             ========


YTD WEATHER  AS A PERCENT OF NORMAL:
    Heating Degree Days                          93%                  96%

                               VECTREN CORPORATION
                            AND SUBSIDIARY COMPANIES

                           CONSOLIDATED BALANCE SHEETS
                             (Millions - Unaudited)

                                                       March 31,   December 31,
                                                      -------------------------
                                                         2005         2004
                                                      -------------------------
                           ASSETS
                           ------
Current Assets
  Cash & cash equivalents                             $    11.0   $      9.6
  Accounts receivable - less reserves of $2.4 &
    $2.0, respectively                                    192.9        173.5
  Accrued unbilled revenues                               121.4        176.6
  Inventories                                              46.5         67.6
  Recoverable fuel & natural gas costs                        -         17.7
  Prepayments & other current assets                       49.1        141.3
                                                      ----------  -----------
          Total current assets                            420.9        586.3
                                                      ----------  -----------
Utility Plant
    Original cost                                       3,482.6      3,465.2
    Less:  accumulated depreciation & amortization      1,321.1      1,309.0
                                                      ----------  -----------
        Net utility plant                               2,161.5      2,156.2
                                                      ----------  -----------
  Investments in unconsolidated affiliates                196.1        180.0
  Other investments                                       115.8        115.1
  Non-utility property - net                              235.9        229.2
  Goodwill - net                                          207.1        207.1
  Regulatory assets                                        79.5         82.5
  Other assets                                             30.5         30.5
                                                      ----------  -----------
    TOTAL ASSETS                                      $ 3,447.3   $  3,586.9
                                                      ==========  ===========


            LIABILITIES & SHAREHOLDERS' EQUITY
            ----------------------------------
Current Liabilities
  Accounts payable                                    $    56.5   $    123.8
  Accounts payable to affiliated companies                 78.3        109.3
  Accrued liabilities                                     214.4        132.1
  Short-term borrowings                                   235.3        412.4
  Current maturities of long-term debt                     38.5         38.5
  Long-term debt subject to tender                         10.0         10.0
                                                      ----------  -----------
    Total current liabilities                             633.0        826.1
                                                      ----------  -----------
Long-term Debt - Net of Current Maturities &
  Debt Subject to Tender                                1,016.2      1,016.6
Deferred Income Taxes & Other Liabilities
  Deferred income taxes                                   240.4        234.0
  Regulatory liabilities                                  256.4        251.7
  Deferred credits & other liabilities                    166.7        163.2
                                                      ----------  -----------
    Total deferred credits & other liabilities            663.5        648.9
                                                      ----------  -----------
Minority Interest                                           0.4          0.4
Cumulative, Redeemable Preferred Stock of a Subsidiary        -          0.1
Common Shareholders' Equity
  Common stock (no par value) - issued & outstanding
    75.9 and 75.6, respectively                           527.5        526.8
  Retained earnings                                       616.6        583.0
  Accumulated other comprehensive loss                     (9.9)       (15.0)
                                                      ----------  -----------
    Total common shareholders' equity                   1,134.2      1,094.8
                                                      ==========  ===========
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY              $ 3,447.3    $ 3,586.9
                                                      ==========  ===========



                               VECTREN CORPORATION
                            AND SUBSIDIARY COMPANIES

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (Millions - Unaudited)


                                                               Three Months Ended March 31,
                                                               ----------------------------
                                                                2005                  2004
                                                               ----------------------------

CASH FLOWS FROM OPERATING ACTIVITIES
  Net income                                                   $ 56.1                $ 54.8
  Adjustments to reconcile net income to cash
   from operating activities:
    Depreciation & amortization                                  37.1                  32.5
    Deferred income taxes & investment tax credits               (0.2)                 (2.3)
    Equity in earnings of unconsolidated affiliates              (6.4)                (16.9)
    Net unrealized gain on derivative instruments                (2.5)                 (2.8)
    Pension & postretirement periodic benefit cost                4.5                   4.3
    Other non-cash charges - net                                  6.0                  11.2
    Changes in working capital accounts:
      Accounts receivable & accrued unbilled revenue             30.2                  (5.6)
      Inventories                                                21.1                  21.6
      Recoverable fuel & natural gas costs                       35.4                  11.4
      Prepayments & other current assets                         94.7                 107.9
      Accounts payable, including to affiliated companies       (98.3)                (55.3)
      Accrued liabilities                                        67.0                  60.6
    Changes in noncurrent assets                                  2.5                  (1.0)
    Changes in noncurrent liabilities                            (1.8)                 (2.8)
                                                               -------               -------
      Net cash flows from operating activities                  245.4                 217.6
                                                               -------               -------
CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from stock option exercises & other stock plans          -                   2.3
  Requirements for:
    Dividends on common stock                                   (22.5)                (21.5)
    Retirement of long-term debt                                 (0.1)                    -
    Redemption of preferred stock of subsidiary                  (0.1)                 (0.1)
  Net change in short-term borrowings                          (177.1)               (143.9)
                                                               -------               -------
      Net cash flows from financing activities                 (199.8)               (163.2)
                                                               -------               -------
CASH FLOWS FROM INVESTING ACTIVITIES
  Proceeds from:
    Unconsolidated affiliate distributions                        1.4                   2.0
    Notes receivable & other collections                          0.5                   0.6
  Requirements for:
    Capital expenditures, excluding AFUDC equity                (43.4)                (44.5)
    Unconsolidated affiliate investments                         (2.7)                 (3.2)
                                                               -------               -------
      Net cash flows from investing activities                  (44.2)                (45.1)
                                                               -------               -------
Net increase in cash & cash equivalents                           1.4                   9.3
Cash & cash equivalents at beginning of period                    9.6                  15.3
                                                               -------               -------
Cash & cash equivalents at end of period                       $ 11.0                $ 24.6
                                                               =======               =======
